Investor Update Call Enabling America’s Clean Energy Economy : FEAM 5E Advanced Materials : 5EA December 19, 2023

Disclaimer FORWARD-LOOKING STATEMENTS The information in this Presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in this presentation regarding our business strategy, plans, goal, and objectives are forward-looking statements. When used in this presentation, the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “budget,” “target,” “aim,” “strategy,” “plan,” “guidance,” “outlook,” “intent,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on 5E’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the extraction of the critical materials we intend to produce and advanced materials production and development. These risks include, but are not limited to: our limited operating history in the borates and lithium industries and no revenue from our proposed extraction operations at our properties; our need for substantial additional financing to execute our business plan and our ability to access capital and the financial markets; our status as an exploration stage company dependent on a single project with no known Regulation S-K 1300 mineral reserves and the inherent uncertainty in estimates of mineral resources; our lack of history in mineral production and the significant risks associated with achieving our business strategies, including our downstream processing ambitions; our incurrence of significant net operating losses to date and plans to incur continued losses for the foreseeable future; risks and uncertainties relating to the development of the Fort Cady project, including our ability to timely and successfully complete our Small Scale Boron Facility; our ability to obtain, maintain and renew required governmental permits for our development activities, including satisfying all mandated conditions to any such permits; our ability to obtain, stockholder approval for and successfully implement our currently proposed out of court restructuring transaction (the “Transaction”) as defined and described in the Form 8-K filed with the U.S. Securities and Exchange Commission on December 6, 2023, and related matters on a timely manner or at all; the implementation of and expected benefits from certain reduced spending measures, and other risks and uncertainties set forth in our filings with the U.S. Securities and Exchange Commission from time to time. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. No representation or warranty (express or implied) is made as to, and no reliance should be placed on, any information, including projections, estimates, targets, and opinions contained herein, and no liability whatsoever is accepted as to any errors, omissions, or misstatements contained herein. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this Presentation. Except as otherwise required by applicable law, we disclaim any duty to update and do not intend to update any forward looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Presentation. MARKET AND INDUSTRY DATA This Presentation has been prepared by 5E and includes market data and other statistical information from third party sources, including independent industry publications, government publications or other published independent sources. Although 5E believes these third party sources are reliable as of their respective dates for the purposes used herein, neither we nor any of our affiliates, directors, officers, employees, members, partners, shareholders or agents make any representation or warranty with respect to the accuracy or completeness of such information. Although we believe the sources are reliable, we have not independently verified the accuracy or completeness of data from such sources. Some data is also based on 5E’s good faith estimates, which are derived from our review of internal sources as well as the third party sources described above. Additionally, descriptions herein of market conditions and opportunities are presented for informational purposes only there can be no assurance that such conditions will actually occur or result in positive returns. CAUTIONARY NOTE REGARDING RESERVES Unless otherwise indicated, all mineral resource estimates included in this Presentation have been prepared in accordance with, and are based on the relevant definitions set forth in, the SEC’s Mining Disclosure Rules and Regulation S-K 1300 (each as defined below). Mining disclosure in the United States was previously required to comply with SEC Industry Guide 7 under the Exchange Act (“SEC Industry Guide 7”). In accordance with the SEC’s Final Rule 13-10570, Modernization of Property Disclosure for Mining Registrant, the SEC has adopted final rules, effective February 25, 2019, to replace SEC Industry Guide 7 with new mining disclosure rules (the “Mining Disclosure Rules”) under sub-part 1300 of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”) (“Regulation S-K 1300”). Regulation S-K 1300 replaces the historical property disclosure requirements included in SEC Industry Guide 7. Regulation S-K 1300 uses the Committee for Mineral Reserves International Reporting Standards (“CRIRSCO”) - based classification system for mineral resources and mineral reserves and accordingly, under Regulation S-K 1300, the SEC now recognizes estimates of “Measured Mineral Resources”, “Indicated Mineral Resources” and “Inferred Mineral Resources”, and require SEC-registered mining companies to disclose in their SEC filings specified information concerning their mineral resources, in addition to mineral reserves. In addition, the SEC has amended its definitions of “Proven Mineral Reserves” and “Probable Mineral Reserves” to be substantially similar to international standards. The SEC Mining Disclosure Rules more closely align SEC disclosure requirements and policies for mining properties with current industry and global regulatory practices and standards, including the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves, referred to as the “JORC Code”. While the SEC now recognizes “Measured Mineral Resources”, “Indicated Mineral Resources” and “Inferred Mineral Resources” under the SEC Mining Disclosure Rules, investors should not assume that any part or all of the mineral deposits in these categories will be converted into a higher category of mineral resources or into mineral reserves. For additional information regarding these various factors, you should carefully review the risk factors and other disclosures in the Company’s Form 10-K filed on August 30, 2023. Additional risks are also disclosed by 5E in its filings with the U.S. Securities and Exchange Commission throughout the year, including its Form 10-K, Form 10-Qs and Form 8-Ks (and Form 8-K/As, as applicable), as well as in its filings under the Australian Securities Exchange. Any forward-looking statements are given only as of the date hereof. Except as required by law, 5E expressly disclaims any obligation to update or revise any such forward-looking statements. Additionally, 5E undertakes no obligation to comment on third party analyses or statements regarding 5E’s actual or expected financial or operating results or its securities.

Disclaimer (Continued…) No Offer or Solicitation   This document is for information purposes only, and is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of a proxy, consent, or authorization in any jurisdiction or any vote or approval in any jurisdiction pursuant to the Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus in accordance with the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.   Additional Information and Where to Find It   This communication may be deemed to be solicitation material in respect of the Transactions and certain stockholder approvals required thereby. In connection with the Transaction, the Company filed a definitive proxy statement on Schedule 14A on December 18, 2023, with the Securities and Exchange Commission (the “SEC”) and intends to file other relevant materials with the SEC. The Company has mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. Copies of the proxy statement and other relevant materials and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, stockholders may obtain free copies of the proxy statement and other relevant materials by directing a request to: 5E Advanced Materials, Inc., 9329 Mariposa Road, Suite 210, Hesperia, CA 92344.   Participants in Proxy Solicitation   The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K/A filed with the SEC on October 27, 2023, and the definitive proxy statement filed with the SEC on December 18, 2023, in connection with the Transaction. Other information regarding the persons who may be deemed participants in the proxy solicitations in connection with the Transaction, and a description of any interests that they have in the Transaction, by security holdings or otherwise, are contained in the definitive proxy statement filed with the SEC and any other relevant materials to be filed with the SEC regarding the Transaction when they become available. Stockholders, potential investors, and other interested persons should read the definitive proxy statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.  Non-GAAP Financial Measures   This Presentation includes forward-looking non-GAAP financial measures. These measures may not be comparable to similar measures presented by other companies and should not be viewed as a substitute for measures reported under U.S. GAAP. These measures are commonly used in the mining industry to provide stockholders and potential investors with additional information regarding the Company’s future performance in its mining operations at projected full-run rates. This presentation contains references to the following: Full Year 1 EBITDA, Full Year 3 EBITDA, Full Year 6 EBITDA and full production EBITDA, each of which are forward-looking non-GAAP financial measures that are detailed in the Company’s Regulation S-K 1300 compliant Initial Assessment Report (the “Initial Assessment Report”). EBITDA is defined as net income before interest expenses, income tax expense, and depreciation. The Company has not provided a reconciliation of Full Year 1 EBITDA, Full Year 3 EBITDA, Full Year 6 EBITDA, and full production EBITDA to the Company’s future net income, the most comparable financial measure calculated in accordance with GAAP, as such GAAP measure is not available on a forward-looking basis without unreasonable effort. Specifically, the Company could not calculate interest, income taxes, depreciation or the effect of certain corporate level transactions or activities, on a forward-looking basis with any reasonable degree of accuracy, but such items could be significant and have a material impact on the Company’s net income. For more information regarding these forward-looking non-GAAP financial measures, you should read the Company’s Initial Assessment Report included as Exhibit 96.1 to the Company’s Annual Report on Form 10-K/A filed with the SEC on October 27, 2023.

December 12/6 – 5E Announces Restructuring Support Agreement September 9/21 – 5E Granted Approval from EPA to Conduct Step-Rate Testing (SRT) October 10/8 – Commencement of SRT Protocols 10/16 – Successful Completion of SRT 10/26 – SRT Results Delivered to EPA November 11/22 – 5E Receives EPA Authorization to Commence Mining Operations Significant Milestones Achieved: 2HCY 2023 5E has successfully executed against requirements to get project to operational status 4

Expected Major Milestones for CYQ1 2024 Production provides design basis for the commercial plant and product to be qualified by strategic customers

Transaction Highlights Key Terms Equity Up to $35 mm, $10 mm committed. $1.025 per share (50% discount). Note Amendments New conversion price, $1.5375 per share. Maturity extended one-year to August 15, 2028. Paid in-kind interest rate to 10% from 6%. Elimination of issuer conversion feature. Minimum cash covenant waived until June 28, 2024, and amended to $7.5 million thereafter. Other Short selling prohibitions. Lender and new equity investors receive right to designate board members – one each. 50% of notes outstanding acquired by new investors. Pro Forma Cap Table Common Shares: up to 37.56 mm shares, 10.73 mm committed. Shares underlying convertible note shares: 42.39 mm shares today, 66.27 mm if held to maturity.

Planned Project Schedule CY Indicative Schedule 1H23 2H23 1H24 2H24 1H25 2H25 1H26 2H26 EPA Authorization to Inject Wellfield Commissioning Boric Acid/Gypsum Commissioning Initial Plant Operation / Data Collection FEL-2 Study FEL-3 Study Detailed Engineering & Construction Commission of Phase 1 - 90ktpa Boric Acid Start Up Plant for Phase 1 Initial Plant Phase 1 Operations

Target Long-Term Value Creation

Commercial Phase 1 Illustrative Funding Case

COMPOSITION	POTENTIAL SOURCE		TARGET
25% Equity	**Traditional Equity**	Capital Market / Shareholders	**$93.25M**
25% Equity, Non-Dilutive	**Royalty Structure**	Mineral Rights	**$93.25M**
50% Project Finance & Government Support	**Department of Energy (DOE)**	ATVM / Loan Program Office	**$186.5M**
	Department of Defense (DOD)	Defense Production Act, DPA Title III	
	U.S. Department of Agriculture (USDA)	Inflation Reduction Act	

Other Potential Funding Sources

Commercial Banks | Project Partner/s | Customer Offtake/Prepay | New Investors

PHASE 1 ECONOMICS

CAPEX (US$)	**$373 million**
ANNUAL PRODUCTION	BORIC ACID 90,000 short tons LITHIUM CARBONATE 1,100 short tons
Full Year 1 (US$)	**$101.2 million EBITA[1]**

PHASE 2 ECONOMICS

CAPEX (US$)	**$553 million**
ANNUAL PRODUCTION	BORIC ACID 180,000 short tons LITHIUM CARBONATE 1,100 short tons
Full Year 3 (US$)	**$360.9 million EBITA[1]**

PHASE 3 ECONOMICS

CAPEX (US$)	**$783 million***
ANNUAL PRODUCTION	BORIC ACID 450,000 short tons LITHIUM CARBONATE 5,500 short tons
Full Year 6 (US$)	**$621.9 million EBITA[1]**

* Note: Total CAPEX required for all phases 1-3 is $1.709 billion. See Company Press Release date May 11, 2023.

[1] Year 1, year 3 and year 6 EBITDA are forward-looking non-GAAP financial measures. For more information, see "Non-GAAP Financial Measures" above.

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Executive Summary EPA approval authorizes 5E to commence mining and plant operations Proposed recapitalization plan is the optimal solution to solve short-term funding needs  5E has an aggressive three-month plan to commission the plant and start production Initial production supports the advancement of commercial program Long-term investment thesis and robust project economics remain intact Need Shareholder Support to Take the Next Step

The 5E Advanced Materials Team

Alpha IR Group Davis Snyder or Joseph Caminiti FEAM@alpha-ir.com (312) 445-2870 Thank You J.T. Starzecki CHIEF MARKETING OFFICER jstarzecki@5eadvancedmaterials.com